Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report of Green Dolphin Systems Corporation (the "Company") on Form 10-QSB for the Quarter Ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I, Nicholas Plessas, Principal Executive Officer and the Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1) The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

(2) The information contained in the Quarterly Report fully presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Nicholas Plessas

--------------------

Nicholas Plessas

President and Chief Executive Officer

and Chief Financial Officer

April 18, 2005